COHEN & STEERS
TOTAL RETURN REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017

[GRAPHIC OMITTED]

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                               COHEN & STEERS
                               --------------
                          TOTAL RETURN REALTY FUND

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                             ------------------
                             SEMI-ANNUAL REPORT
                               JUNE 30, 2000

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

July 20, 2000

To Our Shareholders:

    We are pleased to submit to you the semi-annual report for Cohen & Steers Total Return Realty Fund for the quarter and six months ended June 30, 2000. The net asset value per share at that date was $11.56. In addition, during the quarter, three $0.08 per share monthly dividends were declared and paid.

MIDYEAR REVIEW

    For the quarter ended June 30, 2000, Cohen & Steers Total Return Realty Fund had a total return, based on income and change in net asset value, of 12.7%. This performance compares to the NAREIT Equity REIT Index* total return of 10.5%. For the six months ended June 30, 2000, total return was 13.5% compared to the NAREIT Equity REIT Index total return of 13.2%.

    Stated simply, the first half of this year has been full of encouraging news and positive statistics for REIT investors. The group has made what we believe is a significant bottom and has registered its best absolute and relative returns in years. For example, the second quarter's absolute total return was the best since the third quarter of 1997, and relative to the major stock market averages, REITs turned in their best performance since the first quarter of 1993.

    This turnabout was precipitated by a host of technical and fundamental factors. In our view, it is clear now that REITs were substantially oversold by the end of last year, and therefore due for a bounce. In addition, the volatility and price decline in technology stocks, which had been the market standouts over the past two years, tilted investor sentiment more towards the stability offered by REITs. More important, in our opinion, was that the combination of strong underlying real estate fundamentals and exceptional valuations were just too compelling for investors to ignore any longer. REIT earnings grew at a healthy rate in the first quarter, surprising many Wall Street analysts and reflecting the continued strengthening of most property markets. Whereas most analysts were expecting average cash flow per share growth in the 7% range, the industry recorded average growth in the 9% range. Further, income growth for many companies with properties in the strongest markets actually reaccelerated in the first half of the year, soaring to the low-teens. As these earnings were reported, most realty stocks reacted very favorably.

    In the meantime, construction activity in nearly all property types peaked in the early part of the year and has since begun to decline substantially. Thus, it appears that the rally in REIT shares also reflects expectations for a continuation of what has been an ideal economic and financial market environment for property owners. Assuming that the Federal Reserve is successful in engineering an economic slowdown but with no recession, a so-called "soft landing," we would not expect to see a material rise in construction activity for the foreseeable future. This would enable property markets to continue to enjoy positive supply/demand conditions.

    Our current holdings reflect our favorable view of the Office, Industrial and Hotel sectors. Both the office markets and the industrial markets are currently enjoying a "landlord's market" as demand for space is equal to or

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

greater than the supply. In this environment we expect rent growth at a rate greater than inflation. The Hotel sector continues to benefit from greater than anticipated demand and a decline in construction activity as well as extremely attractive valuation levels. We are also maintaining our position in the Health Care sector. While this sector's leaders performed well in the first half, we expect continued improving performance as the senior care industry moves forward in its recovery.

INVESTMENT OUTLOOK

    We believe that one of the strongest determinants of the direction of REIT share prices is the direction of the underlying property values, which in turn influences REIT net asset values (NAVs) per share. When the market expects property values and NAVs to rise, such as they did in the mid 1990's, REIT share prices can rise strongly and even sell at a premium to the then current NAVs. We believe that in the bear market of 1998-99, the reverse took place, whereby the market expected NAVs to decline, due to concerns about deflation and its impact on hard assets, as well as the prospect of increased construction at the tail end of the economic cycle. In short order, REITs began to trade at a meaningful discount from NAV. This expected decline in NAVs, however, never took place. The near-absence of capital in the REIT industry and the capital market discipline imposed on all property market participants effectively attenuated construction and development activity.

    Without capital, nearly all REITs were forced to adopt self-financing business plans and recycle capital through property sales in order to enhance shareholder value. Share buybacks became very common and, naturally, purchases of shares at a discount to NAV increased the NAV of the remaining shares. There continues to be nearly no new common equity financing in the industry. In the meantime, real estate fundamentals at the property level have remained very strong. The growing economy has caused the demand for space to exceed supply in many markets, and this has resulted in higher occupancy levels and stronger rent growth than nearly anyone could have imagined.

    Consequently, we believe that NAVs are on the rise once again. Current and prospective NAV growth is coming from several sources. If one assumes that the capitalization rates (earnings yield) for most property types remain unchanged, then property values should rise in line with operating income growth. Since we expect industry-wide growth in operating income of 6% this year, this would imply a commensurate growth in property values. Further, because most REITs employ fixed-rate debt financing, the growth in earnings and NAV per share is magnified. In addition, because of the inflation that has been experienced in land, materials and labor costs for the real estate industry, the replacement values for many properties are rising. If one adds to this the fact that many REITs own properties in prime locations that cannot be duplicated, it is easy to see the potential for continued value creation.

    One further factor that we would expect to have a material impact on REIT share valuations is dividend yield. If the Federal Reserve is successful in slowing the growth of the economy, we would expect this ultimately to lead to a leveling off or even a reduction in long-term interest rates, as well as the yields on U.S. Treasury and high-grade corporate bonds. At the same time, investor sentiment for higher yielding or "junk" bonds has turned

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                                       2





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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

negative as the performance in this sector has deteriorated over the past few years. We believe this could be beneficial overall for REITs, as yield-oriented investors look for other income producing alternatives. Moreover, since the percentage of cash flow that the average REIT is paying out to investors is at a historically low level, under our forecast REITs generally should continue to be able to maintain significant dividend yields.

    Ironically, in what we consider to be a positive sign, the flow of money into real estate mutual funds has been remarkably low this year; less than $400 million flowed into these funds, whose total assets are about $8 billion. While this is a reversal of the outflows experienced last year, it is well below the levels experienced in the prior bull market. Considering the extraordinary relative performance of the sector during the first six months and the velocity at which capital flows in this day and age, we would have expected a much higher level of investor attention. The reason we find this encouraging is that this "quiet recovery", in our view, is typical of what many sectors experience at the beginning of a reversal and this may indicate that we are still in the early phases of this upturn.

    Nonetheless, the question most asked of us lately is "is it too late to invest in REITs?" While their strong absolute and relative performance clearly places REITs in a somewhat less undervalued position than they were six months ago, we believe the growth in earnings and asset values so far this year justifies much of their price appreciation. In addition, even after this price increase, relative to stocks, bonds and their own underlying asset values, we believe that REITs remain solidly undervalued. Thus, we remain optimistic about the future of REITs and will continue to seek attractive returns for our investors.

Sincerely,

                     Martin Cohen                   Robert H. Steers
                     MARTIN COHEN                   ROBERT H. STEERS
                     President                      Chairman

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Cohen & Steers is online at www.cohenandsteers.com. Visit our website for weekly
NAVs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.
--------------------------------------------------------------------------------

* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominately in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole.

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                                       3





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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2000 (UNAUDITED)

                                                                       NUMBER              VALUE
                                                                     OF SHARES           (NOTE 1)
                                                                     ----------         -----------
EQUITIES                                              96.22%
  COMMON STOCK                                        85.91%
    APARTMENT/RESIDENTIAL                             15.56%
        Apartment Investment & Management Co. -- Class A....            35,700          $ 1,544,025
        Camden Property Trust...............................            72,400            2,126,750
        Colonial Properties Trust...........................            64,100            1,754,737
        Gables Residential Trust............................            59,900            1,546,169
        Home Properties of New York.........................            57,600            1,728,000
        Summit Properties...................................            87,500            1,837,500
        United Dominion Realty Trust........................           252,100            2,773,100
                                                                                        -----------
                                                                                         13,310,281
                                                                                        -----------
    HEALTH CARE                                       11.27%
        Health Care Property Investors......................           133,800            3,646,050
        Healthcare Realty Trust.............................           112,500            1,919,531
        Nationwide Health Properties........................           240,900            3,357,544
        *Ventas.............................................           225,000              717,188
                                                                                        -----------
                                                                                          9,640,313
                                                                                        -----------
    HOTEL                                              7.71%
        FelCor Lodging Trust................................            86,100            1,592,850
        Host Marriott Corp. ................................           143,800            1,348,125
        MeriStar Hospitality Corp. .........................           174,200            3,658,200
                                                                                        -----------
                                                                                          6,599,175
                                                                                        -----------
    INDUSTRIAL                                         6.71%
        First Industrial Realty Trust.......................            86,400            2,548,800
        Pacific Gulf Properties.............................           127,400            3,192,962
                                                                                        -----------
                                                                                          5,741,762
                                                                                        -----------
    OFFICE                                            22.55%
        Arden Realty Group..................................           131,400            3,087,900
        Brandywine Realty Trust.............................           196,100            3,750,413
        CarrAmerica Realty Corp. ...........................            79,500            2,106,750
        Crescent Real Estate Equities Co. ..................           167,200            3,427,600
        Highwoods Properties................................           145,700            3,496,800
        Mack-Cali Realty Corp. .............................           133,400            3,426,713
                                                                                        -----------
                                                                                         19,296,176
                                                                                        -----------
    OFFICE/INDUSTRIAL                                  7.96%
        Liberty Property Trust..............................           139,400            3,615,687
        Prentiss Properties Trust...........................            17,000              408,000
        Prime Group Realty Trust............................            92,100            1,398,769
        Reckson Associates Realty Corp. -- Class B..........            54,500            1,386,344
                                                                                        -----------
                                                                                          6,808,800
                                                                                        -----------

                See accompanying notes to financial statements.
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                                       4





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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2000 (UNAUDITED)

                                                                       NUMBER              VALUE
                                                                     OF SHARES           (NOTE 1)
                                                                     ----------         -----------
    SELF STORAGE                                       0.36%
        Storage USA.........................................            10,400          $   306,800
                                                                                        -----------
    SHOPPING CENTER                                   13.79%
      COMMUNITY CENTER                                 4.27%
        Pan Pacific Retail Properties.......................            66,000            1,328,250
        Philips International Realty Corp. .................           133,600            2,321,300
                                                                                        -----------
                                                                                          3,649,550
                                                                                        -----------
      REGIONAL MALL                                    9.52%
        JP Realty...........................................           111,400            1,984,312
        Macerich Co. .......................................           126,500            2,790,906
        Simon Property Group................................            81,300            1,803,844
        Taubman Centers.....................................           142,500            1,567,500
                                                                                        -----------
                                                                                          8,146,562
                                                                                        -----------
        TOTAL SHOPPING CENTER...............................                             11,796,112
                                                                                        -----------
            TOTAL COMMON STOCK (Identified
              cost -- $74,883,051)..........................                             73,499,419
                                                                                        -----------
PREFERRED STOCK                                       10.31%
        Apartment Investment & Management Co., 9.375%,
          Series G..........................................           125,100            2,603,644
        Camden Property Trust, $2.25, Series A
          (Convertible).....................................            90,100            2,179,294
        CarrAmerica Realty Corp., 8.57%, Series B...........            41,000              852,031
        Colonial Properties Trust, 8.75%, Series A..........            69,500            1,515,969
        Crown American Realty Trust, 11.00%, Series A.......            44,300            1,672,325
                                                                                        -----------
            TOTAL PREFERRED STOCK (Identified
              cost -- $9,553,983)...........................                              8,823,263
                                                                                        -----------
            TOTAL EQUITIES (Identified
              cost -- $84,437,034)..........................                             82,322,682
                                                                                        -----------

                                                                     PRINCIPAL
                                                                       AMOUNT
                                                                     ----------
CORPORATE BOND                                         0.98%
        #Macerich Co. 144A, Convertible, 7.25%, due 12/15/02
          (Identified cost -- $770,715).....................         $ 945,000              837,506
                                                                                        -----------
COMMERCIAL PAPER                                       2.34%
        American Express Credit Corp., 6.78%, due 7/3/00
          (Identified cost -- $1,998,247)...................         1,999,000            1,999,000
                                                                                        -----------
TOTAL INVESTMENTS (Identified cost -- $87,205,456)... 99.54%                             85,159,188
OTHER ASSETS IN EXCESS OF LIABILITIES...............   0.46%                                392,121
                                                     ------                             -----------
NET ASSETS (Equivalent to $11.56 per share based on
  7,399,100 shares of capital stock outstanding)...  100.00%                            $85,551,309
                                                     ======                             ===========

---------
* Non-income producing security.

# Security is restricted subject to Rule 144A and trades infrequently. The Fund prices this security by obtaining a bid and ask price from two market makers on a weekly basis. The average of the bid and ask prices is used as the security's price.

                See accompanying notes to financial statements.
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                                       5





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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2000 (UNAUDITED)

ASSETS:
    Investments in securities, at value (Identified
       cost -- $87,205,456) (Note 1)........................  $85,159,188
    Cash....................................................          364
    Dividends and interest receivable.......................      600,785
    Receivable for investment securities sold...............        4,632
    Other assets............................................          532
                                                              -----------
         Total Assets.......................................   85,765,501
                                                              -----------
LIABILITIES:
    Payable for dividends declared..........................       59,223
    Payable to investment adviser...........................       49,680
    Payable to administrator................................       12,500
    Other liabilities.......................................       92,789
                                                              -----------
         Total Liabilities..................................      214,192
                                                              -----------
NET ASSETS applicable to 7,399,100 shares of $0.001 par
    value common stock outstanding (Note 4).................  $85,551,309
                                                              ===========
NET ASSET VALUE PER SHARE:
    ($85,551,309[div]7,399,100 shares outstanding)..........  $     11.56
                                                              ===========
MARKET PRICE PER SHARE......................................  $     11.56
                                                              ===========
MARKET PRICE PREMIUM/(DISCOUNT) TO NET ASSET VALUE PER
  SHARE.....................................................        0.00%
                                                              ===========
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 4).........................  $94,897,831
    Distributions in excess of net investment income........     (505,832)
    Accumulated net realized loss on investments sold.......   (6,794,422)
    Net unrealized depreciation on investments..............   (2,046,268)
                                                              -----------
                                                              $85,551,309
                                                              ===========

                See accompanying notes to financial statements.
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                                       6





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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

Investment Income (Note 1):
    Dividend income.........................................  $ 3,452,558
    Interest income.........................................       80,684
                                                              -----------
         Total Income.......................................    3,533,242
                                                              -----------
Expenses:
    Investment advisory fees (Note 2).......................      281,339
    Administration fees (Note 2)............................       75,000
    Transfer agent fees.....................................       28,366
    Custodian fees and expenses.............................       34,870
    Professional fees.......................................       22,966
    Reports to shareholders.................................       21,463
    Directors' fees and expenses (Note 2)...................       16,186
    Registration and filing fees............................        8,041
    Miscellaneous...........................................        7,977
                                                              -----------
         Total Expenses.....................................      496,208
                                                              -----------
    Reduction of Expenses (Note 6)..........................       (8,507)
                                                              -----------
         Net Expenses.......................................      487,701
                                                              -----------
Net Investment Income.......................................    3,045,541
                                                              -----------
Net Realized and Unrealized Gain/(Loss) on Investments:
    Net realized loss on investments........................   (5,692,284)
    Net change in unrealized depreciation on investments....   13,091,331
                                                              -----------
         Net realized and unrealized gain/(loss) on
            investments.....................................    7,399,047
                                                              -----------
Net Increase in Net Assets Resulting from Operations........  $10,444,588
                                                              ===========

                See accompanying notes to financial statements.
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                                       7





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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                    FOR THE
                                                SIX MONTHS ENDED        FOR THE
                                                 JUNE 30, 2000        YEAR ENDED
                                                  (UNAUDITED)      DECEMBER 31, 1999
                                                  -----------      -----------------
Change in Net Assets:
    From Operations:
         Net investment income................    $ 3,045,541         $ 7,480,109
         Net realized loss on investments.....     (5,692,284)         (4,610,583)
         Net change in unrealized depreciation
            on investments....................     13,091,331          (8,273,337)
                                                  -----------         -----------
              Net increase/(decrease) in net
                assets resulting from
                operations....................     10,444,588          (5,403,811)
                                                  -----------         -----------
    Dividends and Distributions to
       shareholders from
       (Note 1):
         Net investment income................     (3,551,373)         (6,160,687)
         Net realized gain on investments.....             --                  --
         Tax return of capital................             --          (1,163,676)
                                                  -----------         -----------
         Total dividends and distributions to
            shareholders......................     (3,551,373)         (7,324,363)
                                                  -----------         -----------
              Total increase/(decrease) in net
                assets........................      6,893,215         (12,728,174)
    Net Assets:
         Beginning of period..................     78,658,094          91,386,268
                                                  -----------         -----------
         End of period (including
            distributions in excess of net
            investment income of $505,832)....    $85,551,309         $78,658,094
                                                  ===========         ===========

                See accompanying notes to financial statements.
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                                       8





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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                         FOR THE
                                                     SIX MONTHS ENDED         FOR THE YEAR ENDED DECEMBER 31,
                                                      JUNE 30, 2000     --------------------------------------------
PER SHARE OPERATING PERFORMANCE:                       (UNAUDITED)       1999      1998     1997     1996     1995
--------------------------------                       -----------      -------   ------   ------   ------   -------
Net asset value, beginning of period...............      $  10.63       $ 12.35   $17.51   $16.87   $13.44   $ 13.26
                                                         --------       -------   ------   ------   ------   -------
Income from investment operations:
   Net investment income...........................          0.41          1.01     1.17     1.10     1.02      0.88
   Net realized and unrealized gain/(loss) on
     investments...................................          1.00         (1.74)   (3.36)    2.38     3.42      0.26
                                                         --------       -------   ------   ------   ------   -------
       Total from investment operations............          1.41         (0.73)   (2.19)    3.48     4.44      1.14
                                                         --------       -------   ------   ------   ------   -------
Less dividends and distributions to shareholders
 from:
   Net investment income...........................         (0.48)        (0.83)   (0.74)   (0.96)   (0.96)    (0.67)
   Net realized gain on investments................            --            --    (2.05)   (1.88)   (0.05)       --
   Tax return of capital...........................            --         (0.16)   (0.18)      --       --     (0.29)
                                                         --------       -------   ------   ------   ------   -------
       Total from dividends and distributions to
         shareholders..............................         (0.48)        (0.99)   (2.97)   (2.84)   (1.01)    (0.96)
                                                         --------       -------   ------   ------   ------   -------
       Net increase/(decrease) in net asset
         value.....................................          0.93         (1.72)   (5.16)    0.64     3.43      0.18
                                                         --------       -------   ------   ------   ------   -------
Net asset value, end of period.....................      $  11.56       $ 10.63   $12.35   $17.51   $16.87   $ 13.44
                                                         ========       =======   ======   ======   ======   =======
Market value, end of period........................      $11.5625       $10.625   $12.81   $17.75   $16.50   $13.375
                                                         ========       =======   ======   ======   ======   =======
--------------------------------------------------------------------------------------------------------------------
Total market value return (1)......................         13.55%(2)   - 10.18% - 12.20%   24.96%   32.37%    16.38%
                                                         ========       =======   ======   ======   ======   =======
Total net asset value return (1)...................         13.47%(2)    - 6.77% - 14.21%   20.57%   34.68%     9.14%
                                                         ========       =======   ======   ======   ======   =======
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in millions).........      $   85.6       $  78.7   $ 91.4   $129.6   $124.8   $  99.4
                                                         ========       =======   ======   ======   ======   =======
   Ratio of expenses to average weekly net assets
     (before expense reduction)....................          1.24%(3)      1.18%    1.14%    1.22%    1.20%     1.25%
                                                         ========       =======   ======   ======   ======   =======
   Ratio of expenses to average weekly net assets
     (net of
     expense reduction)............................          1.22%(3)      1.12%    1.12%    1.17%    1.16%     1.23%
                                                         ========       =======   ======   ======   ======   =======
   Ratio of net investment income to average weekly
     net assets (before expense reduction).........          7.60%(3)      8.61%    7.35%    6.12%    7.16%     6.78%
                                                         ========       =======   ======   ======   ======   =======
   Ratio of net investment income to average weekly
     net assets
     (net of expense reduction)....................          7.62%(3)      8.67%    7.37%    6.17%    7.21%     6.79%
                                                         ========       =======   ======   ======   ======   =======
   Portfolio turnover rate.........................            20%(2)        62%      76%      41%      31%       51%
                                                         ========       =======   ======   ======   ======   =======

-------------------
(1) Total market value return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of sales loads or brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.
(2) Not annualized.
(3) Annualized.

                See accompanying notes to financial statements.
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                                       9

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Total Return Realty Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on September 4, 1992 and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. The Fund had no operations until September 13, 1993 when it sold 7,100 shares of common stock for $100,110 to Cohen & Steers Capital Management, Inc. (the "Adviser"). Investment operations commenced on September 27, 1993. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotations Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

    Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Interest

--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

income is recognized on the accrual basis. Discounts and premiums of securities purchased are amortized using the effective yield basis over their respective lives.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid monthly. A portion of the Fund's dividend may consist of amounts in excess of net investment income derived from non-taxable components of the dividends from the Fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to return of capital and capital gain distributions received by the Fund on portfolio securities.

    Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for Federal income or excise tax is necessary.

    Borrowings and Leverage: The Fund may borrow for leveraging purposes when an investment opportunity arises but the Adviser believes that it is not appropriate to liquidate any existing investments. The Fund will only borrow when the Adviser believes that the cost of borrowing to carry the assets to be acquired through leverage will be lower than the return earned by the Fund on its longer-term portfolio investments. Should the differential between interest rates on borrowed funds and the return from investment assets purchased with such funds narrow, the Fund would realize less of a positive return, with the additional risk that, during periods of adverse market conditions, the market value of the Fund's entire portfolio holdings (including those acquired through leverage) may decline far in excess of incremental returns the Fund may have achieved in the interim.

NOTE 2. INVESTMENT ADVISORY FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the "Adviser") serves as the investment adviser to the Fund, pursuant to an Advisory Agreement (the "Advisory Agreement"). The Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided pursuant to the Advisory Agreement, the Adviser is entitled to receive a fee, computed weekly and payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets. For the six months ended June 30, 2000, the Fund incurred investment advisory fees of $281,339.

    Administration Fees: Princeton Administrators, L.P., ("the Administrator") serves as the administrator pursuant to an Administration Agreement (the "Administration Agreement"), as amended, with the Fund. Under such Administration Agreement, the Administrator generally assists in certain aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors. The

--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

Administrator determines the Fund's net asset value daily, prepares such figures for publication on a weekly basis, maintains certain books and records that are not maintained by the Adviser, custodian or transfer agent, assists in the preparation of financial information for the Fund's income tax returns, proxy statements, and stockholder reports.

    Under the terms of the Administration Agreement, the Fund has agreed to pay a fee computed weekly and payable monthly, at an annual rate of 0.15% of the Fund's average weekly net assets subject to a monthly minimum of $12,500. For the six months ended June 30, 2000, the Fund incurred administrative fees of $75,000.

    Director's Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the Adviser. None of the directors and officers so affiliated received compensation for their services. Fees and related expenses accrued for non-affiliated directors totaled $16,186 for the six months ended June 30, 2000.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2000, totaled $15,973,560 and $17,202,847, respectively.

    At June 30, 2000, the cost and unrealized appreciation/(depreciation) in value of the investments owned by the Fund are as follows:

     Aggregated cost....................................  $87,205,456
                                                          -----------
     Gross unrealized appreciation......................  $ 5,127,876
     Gross unrealized depreciation......................   (7,174,144)
                                                          -----------
     Net unrealized depreciation........................  $(2,046,268)
                                                          ===========

NOTE 4. COMMON STOCK

    At June 30, 2000, the Fund has one class of common stock, par value $0.001 per share, of which 100 million shares are authorized and 7,399,100 shares are outstanding. Cohen & Steers Capital Management, Inc. owned 14,167 shares.

NOTE 5. SUBSEQUENT EVENTS

    On July 6, 2000, the Board of Directors on the Fund declared a dividend of $0.08 per share payable on July 31, 2000 to shareholders or record on July 14, 2000.

NOTE 6. DIRECTED BROKERAGE ARRANGEMENT

    The Adviser directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended June 30, 2000, the Fund's expenses were reduced by $8,507 under this arrangement.

--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

NOTE 7. BORROWINGS

    The Fund has entered into a Line of Credit Agreement with State Street Bank & Trust Company for $15,000,000. During the six months ended June 30, 2000, there were no loans outstanding. The loan is collateralized by the Fund's portfolio to the extent of the loan outstanding.

NOTE 8. SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

                                                                                             NET
                                                            NET REALIZED AND         INCREASE/(DECREASE)
QUARTERLY       TOTAL INVESTMENT      NET INVESTMENT     UNREALIZED GAIN/(LOSS)    IN NET ASSETS RESULTING
 PERIOD              INCOME               INCOME              ON INVESTMENT            FROM OPERATIONS
---------       ----------------    ------------------   -----------------------   -----------------------
                             PER                  PER                      PER                       PER
FISCAL 2000      AMOUNT     SHARE     AMOUNT     SHARE      AMOUNT        SHARE       AMOUNT        SHARE
-----------      ------     -----     ------     -----      ------        -----       ------        -----
March 31.....  $1,574,958   $0.21   $1,334,931   $0.18   $   (785,149)   $(0.10)   $    549,782    $ 0.08
June 30......   1,958,284    0.26    1,710,610    0.23      8,184,196      1.10       9,894,806      1.33
               ----------   -----   ----------   -----   ------------    ------    ------------    ------
               $3,533,242   $0.47   $3,045,541   $0.41   $  7,399,047    $ 1.00    $ 10,444,588    $ 1.41
               ==========   =====   ==========   =====   ============    ======    ============    ======

                             PER                  PER                      PER                       PER
FISCAL 1999      AMOUNT     SHARE     AMOUNT     SHARE      AMOUNT        SHARE       AMOUNT        SHARE
-----------      ------     -----     ------     -----      ------        -----       ------        -----
March 31.....  $2,129,342   $0.29   $1,873,539   $0.25   $ (6,579,081)   $(0.89)   $ (4,705,542)   $(0.64)
June 30......   1,961,183    0.27    1,727,962    0.23      7,909,724      1.07       9,637,686      1.30
September 30.   2,319,601    0.31    2,085,459    0.28     (4,867,462)    (0.66)     (2,782,003)    (0.38)
December 31..   2,033,387    0.28    1,793,149    0.25     (9,347,101)    (1.26)     (7,553,952)    (1.01)
               ----------   -----   ----------   -----   ------------    ------    ------------    ------
               $8,443,513   $1.15   $7,480,109   $1.01   $(12,883,920)   $(1.74)   $ (5,403,811)   $(0.73)
               ==========   =====   ==========   =====   ============    ======    ============    ======

                             PER                  PER                      PER                       PER
FISCAL 1998      AMOUNT     SHARE     AMOUNT     SHARE      AMOUNT        SHARE       AMOUNT        SHARE
-----------      ------     -----     ------     -----      ------        -----       ------        -----
September 30.  $2,228,505   $0.30   $1,910,803   $0.26   $ (9,818,779)   $(1.33)   $ (7,907,976)   $(1.07)
December 31..   2,331,357    0.32    2,028,419    0.27     (5,369,304)    (0.72)     (3,340,885)    (0.45)
               ----------   -----   ----------   -----   ------------    ------    ------------    ------
               $4,559,862   $0.62   $3,939,222   $0.53   $(15,188,083)   $(2.05)   $(11,248,861)   $(1.52)
               ==========   =====   ==========   =====   ============    ======    ============    ======

QUARTERLY         DIVIDENDS AND            NET ASSETS AT
 PERIOD           DISTRIBUTIONS            END OF PERIOD
---------         -------------            -------------
                               PER                     PER
FISCAL 2000      AMOUNT        SHARE      AMOUNT       SHARE
-----------      ------        -----      ------       -----
March 31..... $ (1,775,684)   $(0.24)   $ 77,432,192   $10.47
June 30......   (1,775,689)    (0.24)     85,551,309    11.56
              ------------    ------
              $ (3,551,373)   $(0.48)
              ============    ======

                               PER                     PER
FISCAL 1999     AMOUNT         SHARE      AMOUNT       SHARE
-----------     ------         -----      ------       -----
March 31..... $ (1,775,248)   $(0.24)   $ 84,905,478   $11.48
June 30......   (1,775,721)    (0.24)     92,767,443    12.54
September 30.   (1,775,714)    (0.24)     83,437,777    11.28
December 31..   (1,997,680)    (0.27)     78,658,094    10.63
              ------------    -------
              $ (7,324,363)   $(0.99)
              ============    ======

                               PER                     PER
FISCAL 1998      AMOUNT        SHARE      AMOUNT       SHARE
-----------      ------        -----      ------       -----
September 30. $ (1,775,716)   $(0.24)  $111,375,051   $15.05
December 31..  (16,647,897)    (2.25)    91,386,268    12.35
              ------------    ------
              $(18,423,613)   $(2.49)
              ============    ======

--------------------------------------------------------------------------------
  NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(c) OF THE INVESTMENT COMPANY ACT OF 1940 THAT THE FUND MAY PURCHASE, FROM TIME TO TIME, SHARES OF ITS COMMON STOCK IN THE OPEN MARKET.
--------------------------------------------------------------------------------

                              -------------------

                         AVERAGE ANNUAL TOTAL RETURNS*
                         (PERIODS ENDED JUNE 30, 2000)

                  ONE YEAR  FIVE YEARS   SINCE INCEPTION (9/27/93)
                  --------  ----------   -------------------------
                    0.48%       9.71%               7.74%

-------------------
* Based on net asset value.

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                                 PROXY RESULTS

    During the six month period ended June 30, 2000, Cohen & Steers Total Return Realty Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 25, 2000. The description of each proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------
                                                    SHARES VOTED      SHARES VOTED
                                                       FOR         AUTHORITY WITHHELD
----------------------------------------------------------------------------------------------------
1. To elect Directors
   George Grossman................................   6,869,433          122,693
   Robert H. Steers...............................   6,870,683          121,443

----------------------------------------------------------------------------------------------------
                                                         SHARES VOTED    SHARES VOTED   SHARES VOTED
                                                             FOR           AGAINST        ABSTAIN
----------------------------------------------------------------------------------------------------
2. To ratify PricewaterhouseCoopers LLP as
   the Fund's certified public accountantants..........   6,871,505        52,354         68,267
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                 COHEN & STEERS TOTAL RETURN REALTY FUND, INC.


OFFICERS AND DIRECTORS
Robert H. Steers                        INVESTMENT ADVISER
Director and Chairman                   Cohen & Steers Capital Management, Inc.
                                        757 Third Avenue
Martin Cohen                            New York, NY 10017
Director and President                  (212) 832-3232

Gregory C. Clark                        FUND ADMINISTRATOR
Director                                Princeton Administrators, L.P.
                                        P.O. Box 9095
George Grossman                         Princeton, NJ 08543-9095
Director                                (800) 543-6217

Jeffrey H. Lynford                      CUSTODIAN AND TRANSFER AGENT
Director                                State Street Bank and Trust Company
                                        P.O. Box 8200
Willard H. Smith, Jr.                   Boston, MA 02266-8200
Director
                                        LEGAL COUNSEL
Elizabeth O. Reagan                     Simpson Thacher & Bartlett
Vice President                          425 Lexington Avenue
                                        New York, NY 10017
Adam Derechin
Vice President and Assistant Treasurer  New York Stock Exchange Symbol: RFI
                                        Website: www.cohenandsteers.com
Lawrence B. Stoller
Assistant Secretary
                                        This report is for shareholder
                                        information. This is not a prospectus
                                        intended for use in the purchase or sale
                                        of Fund shares. Past performance is, of
                                        course, no guarantee of future results
                                        and your investment may be worth more
                                        or less at the time you sell.

--------------------------------------------------------------------------------
                                       15


                            STATEMENT OF DIFFERENCES

     The division sign shall be express as............................[div]